Exhibit 10.184

                                                                  EXECUTION COPY

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                         SALE AND CONTRIBUTION AGREEMENT

                                      among

         THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS SELLERS
                                   as Sellers

                                       and

                  BLUEGREEN RECEIVABLES FINANCE CORPORATION XI,
                             as the Trust Depositor

                           Dated as of March 13, 2006

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

                                TABLE OF CONTENTS

ARTICLE I
                    DEFINITIONS..................................................................................1

    Section 1.1.    General......................................................................................1
    Section 1.2.    Other Interpretive Provisions................................................................1

ARTICLE II

                    AGREEMENT TO TRANSFER; ASSIGNMENT OF AGREEMENT...............................................2

    Section 2.1.    Closing of Purchases.........................................................................2
    Section 2.2.    Assignment of Rights Under Agreement.........................................................2
    Section 2.3.    Conveyance of Substitute Receivables.........................................................3

ARTICLE III

                    REPRESENTATIONS AND WARRANTIES...............................................................3

    Section 3.1.    Representations and Warranties of Sellers....................................................4
    Section 3.2.    Representations and Warranties of Sellers Relating to the Agreement and the Assets..........11
    Section 3.3.    Survival; Knowledge of Trust Depositor; Notice of Breach....................................13

ARTICLE IV

                    SELLERS' AFFIRMATIVE AND NEGATIVE COVENANTS.................................................14

    Section 4.1.    Records.....................................................................................14
    Section 4.2.    Use of Noteholders' Names...................................................................14
    Section 4.3.    Other Documents.............................................................................14
    Section 4.4.    Sellers' Dues Requirement...................................................................14
    Section 4.5.    Consolidation and Merger....................................................................14
    Section 4.6.    Receivables.................................................................................15
    Section 4.7.    Compliance with Laws; Preservation of Existence; Conduct of Business........................15
    Section 4.8.    Environmental...............................................................................15
    Section 4.9.    Notices to Obligors; Collections............................................................17
    Section 4.10.   Notices.....................................................................................17
    Section 4.11.   Assets......................................................................................18
    Section 4.12.   Compliance with Contracts; Modifications to Contracts, Mortgages and Collection Policy......18
    Section 4.13.   Release and Bonding of Liens................................................................18
    Section 4.14.   Real Estate Taxes...........................................................................18
    Section 4.15.   Accounting for Purchases....................................................................19
    Section 4.16.   Compliance With Collection Policies.........................................................19
    Section 4.17.   Compliance with Agreements and Applicable Laws..............................................19
    Section 4.18.   Security Interests..........................................................................19
    Section 4.19.   Name Changes; Location of Sellers, Records; Instruments.....................................19
    Section 4.20.   ERISA Matters...............................................................................19
    Section 4.21.   Restrictions on Transfers...................................................................20
    Section 4.22.   Maintenance.................................................................................20

    Section 4.23.   Condemnation................................................................................20
    Section 4.24.   Inspections and Audits......................................................................20
    Section 4.25.   Organizational Status.......................................................................21
    Section 4.26.   Amendment of Time Share Documents...........................................................21
    Section 4.27.   Insurance...................................................................................21
    Section 4.28.   Operating Contracts.........................................................................21
    Section 4.29.   Further Assurances..........................................................................22

ARTICLE V

                    PERFECTION OF TRANSFER AND PROTECTION OF BACK-UP SECURITY INTERESTS.........................22

    Section 5.1.    Custody of Receivables......................................................................22
    Section 5.2.    Filing......................................................................................22
    Section 5.3.    Costs and Expenses..........................................................................23

ARTICLE VI

                    REMEDIES UPON MISREPRESENTATION; RIGHT TO SUBSTITUTE; UPGRADES..............................23

    Section 6.1.    Sellers' Option to Substitute...............................................................23
    Section 6.2.    Repurchases and Substitutions of Receivables for Breach of Representations and Warranties...23
    Section 6.3.    Upgrades....................................................................................24
    Section 6.4.    Reassignment of Repurchased or Substituted Receivables......................................24

ARTICLE VII

                    INDEMNIFICATION.............................................................................24

    Section 7.1.    Sellers Indemnification.....................................................................24
    Section 7.2.    Liabilities to Obligors.....................................................................25

ARTICLE VIII

                    MISCELLANEOUS...............................................................................25

    Section 8.1.    Termination.................................................................................25
    Section 8.2.    Assignment or Delegation by the Sellers.....................................................25
    Section 8.3.    Amendment...................................................................................26
    Section 8.4.    Notices.....................................................................................26
    Section 8.5.    Merger and Integration......................................................................26
    Section 8.6.    Headings....................................................................................26
    Section 8.7.    GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE........................27
    Section 8.8.    WAIVER OF JURY TRIAL........................................................................27
    Section 8.9.    No Bankruptcy Petition......................................................................27
    Section 8.10.   Severability of Provisions..................................................................27
    Section 8.11.   No Waiver; Cumulative Remedies..............................................................27
    Section 8.12.   Counterparts................................................................................27
    Section 8.13.   Intended Characterization...................................................................27
    Section 8.14.   Sellers.....................................................................................28

SCHEDULES

           Schedule I.            Location of Offices
           Schedule 3.1(ff)       Insurance
           Schedule 3.1(jj)       Organizational Structure; Intercompany Debt

EXHIBITS

           Exhibit A     Form of Sale Assignment

                         SALE AND CONTRIBUTION AGREEMENT

      This Sale and Contribution Agreement, dated as of March 13, 2006, is made by and among the Persons identified on the signature pages hereto as Sellers, (together with their permitted successors and assigns, each a "Seller" and collectively, the "Sellers") and Bluegreen Receivables Finance Corporation XI, a Delaware corporation (together with its permitted successors and assigns, the "Trust Depositor").

      WHEREAS, in the regular course of its business, the Sellers originate Receivables;

      WHEREAS, the Trust Depositor has been established as a bankruptcy-remote entity for the purpose of acquiring from Sellers from time to time Receivables and related Assets owned by the Sellers in accordance with the terms of this Agreement;

      WHEREAS, the Sellers and Trust Depositor wish to set forth the terms and conditions pursuant to which Trust Depositor will acquire such Receivables and related Assets (including Substitute Assets); and

      WHEREAS, Trust Depositor intends concurrently with each transfer of Assets hereunder to sell, transfer and otherwise absolutely convey all right, title and interest in and to the Assets to the Trust pursuant to the Sale and Servicing Agreement dated as of the date hereof by and among Trust Depositor, the Trust, Bluegreen Corporation, individually and in its capacity as Servicer, Concord
Servicing Corporation, as Back-up Servicer, Vacation Trust, Inc., as Club Trustee, General Electric Capital Corporation, as Facility Administrator, the Noteholders and U.S. Bank National Association, as Indenture Trustee and Custodian (as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement"), executed concurrently herewith;

      WHEREAS, the Sellers and Trust Depositor wish to set forth the terms and conditions pursuant to which (i) the Sellers will sell, transfer, assign and otherwise absolutely convey the Assets to Trust Depositor, and (ii) the Receivables Files, deeds and other instruments, certificates, books, records and information of any kind relating to the Assets referred to in the foregoing clause (i) and from time to time sold and purchased hereunder and under the Sale and Servicing Agreement and transferred to the Custodian (as custodian and agent for the Indenture Trustee) under the Custodian Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Sellers and Trust Depositor agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.1. General. Unless otherwise defined in this Agreement, capitalized terms used herein (including in the preamble above) have the meanings assigned to them in the Definitions Annex to the Sale and Servicing Agreement.

      Section 1.2. Other Interpretive Provisions. Except to the extent otherwise specified in the particular term or provision at issue, this Agreement shall be interpreted and construed in accordance with the Document Conventions.

                                   ARTICLE II
                 AGREEMENT TO TRANSFER; ASSIGNMENT OF AGREEMENT

      Section 2.1. Closing of Purchases. During the Purchase Period, no later than five (5) days prior to each Transfer Date (or such shorter period to which Trust Depositor shall agree), the Sellers shall notify the Trust Depositor of the intent to effect a Purchase and the proposed Transfer Date thereof. During the Purchase Period, no later than two (2) Business Days prior to each Transfer Date (or such shorter period to which Trust Depositor shall agree), the Sellers will deliver or cause to be delivered to Trust Depositor a notice specifying all outstanding Eligible Receivables currently owned by the Sellers which the Sellers wish to sell, transfer, set-over, convey and absolutely assign pursuant to this Agreement, together with the items set forth on Schedule IB to the Sale and Servicing Agreement with respect thereto. On or prior to the Transfer Date, Trust Depositor will notify the Sellers of the Eligible Receivables it will purchase (the "Purchased Receivables") on such date and the cash purchase price (the "Sale Price") it will pay for such purchase. To the extent that there is no Sale Price or the cash portion of the Sale Price for the Purchased Receivables is less than the fair market value thereof, the difference shall be deemed a capital contribution by the Sellers to the Trust Depositor. On each Transfer Date, the applicable Seller shall execute an assignment (the "Sale Assignment"), dated as of such Transfer Date, substantially in the form of Exhibit A hereto, Allonges (or other assignment in the case of Aruba Receivables) which have been stapled to the original notes, if any, evidencing, as applicable, the Receivables and Mortgage Assignments with respect to each of the Receivables and related Assets being purchased on such Transfer Date by the Trust Depositor. The Sale Price shall be payable by Trust Depositor in full by wire transfer on the Transfer Date to an account designated by the applicable Seller to Trust Depositor on or before the Transfer Date.

      Concurrent with the payment of the Sale Price, if any, for Purchased Receivables and execution and delivery of the Sale Assignment, the Allonges and the Mortgage Assignments, as applicable, in respect thereof, the Sellers shall have, and shall be deemed for all purposes to have sold, transferred, assigned, set over and otherwise conveyed to Trust Depositor, in consideration therefor without recourse, representation or warranty other than as expressly provided in the Transaction Documents, all the Sellers' right, title and interest in and to the Purchased Receivables and related Assets specified on the List of Receivables and conveyed to the Trust Depositor pursuant to this Agreement.

      The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation or an assumption by Trust Depositor (or any assignee thereof) of any obligation of the Sellers in connection with the Receivables and related Assets, or any agreement or instrument relating thereto, including any obligation to any Obligor or any other Person, or (i) any taxes, fees, or other charges imposed by any Governmental Authority and (ii) any insurance premiums which remain owing with respect to any Receivable at the time such Receivable is sold hereunder. Upon the consummation of the foregoing sale, transfer, assignment, set-over and conveyance no Seller shall claim any ownership interest in the Purchased Receivables and related Assets or take any action inconsistent with the Trust Depositor's ownership of such Purchased Receivables and related Assets.

      Section 2.2. Assignment of Rights Under Agreement. Trust Depositor has the right to assign its interest under this Agreement to the Trust, which shall in turn assign its interest under this Agreement to the Indenture Trustee for the benefit of the Noteholders as may be required to effect the purposes of the Sale and Servicing Agreement and the Indenture, without further notice to, or consent of, the Sellers, and the Trust and the Indenture Trustee for the benefit of the Noteholders shall succeed to all of the rights of Trust Depositor hereunder. The Sellers acknowledge that, pursuant to the Sale and Servicing Agreement, Trust Depositor will assign all of its right, title and interest in and to the Receivables and related Assets conveyed hereunder and all other rights of the Trust Depositor hereunder to the Trust, including but not limited to, its right to exercise the remedies created by Section 6.2 hereof for breaches of representations and warranties of the Sellers contained in Article III hereof, which shall in turn assign such right, title and interest to the Indenture Trustee for the benefit of the Noteholders as well as any other covenants or representations or warranties made by the Sellers hereunder. The Sellers agree that, upon such assignment to the Trust and the Indenture Trustee for the benefit of the Noteholders, such remedies, covenants and representations, including the repurchase obligations of Sellers with respect to breaches of such representations set forth herein and in Section 2.7 of the Sale and Servicing Agreement, will run to and be for the benefit of the Trust and the Indenture Trustee for the benefit of the Noteholders and their respective assignees and the Trust, the Indenture Trustee or such assignee may enforce the same directly without joinder of Trust Depositor.

      Section 2.3. Conveyance of Substitute Receivables. Subject to the satisfaction of the conditions set forth in Section 2.7 of the Sale and Servicing Agreement in respect of Replaced Assets, the Sellers may at their option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to Trust Depositor, without recourse, representation or warranty other than as expressly provided in the Transaction Documents (and in consideration of Trust Depositor's concurrent transfer of property, by exchange of one or more related Receivables re-transferred by the Trust to Trust Depositor on the Substitute Asset Transfer Date) all the right, title and interest of such Seller in and to the Substitute Assets identified in the related Substitution Notice and specified on the List of Receivables and such Substitute Assets shall become part of the Assets upon such transfer. Upon the consummation of each foregoing sale, assignment, transfer and conveyance, no Seller shall claim any ownership interest in the relevant Receivables and related Assets or any proceeds thereof or take any action inconsistent with the Trust Depositor's ownership of such Receivables and related Assets. Notwithstanding the foregoing, if such option is not exercised prior to the expiration of a respective Seller's fiscal quarter, during which the related Receivable became a Defaulted Receivable, then such Seller's right to exercise such option with respect to such Defaulted Receivable shall be irrevocably waived, unless, prior to the expiration of such Seller's fiscal quarter, such Seller gives notice to the Trust Depositor of its intention to exercise such option with respect to such Defaulted Receivable and does so prior to the expiration of such Seller's next succeeding fiscal quarter. If, however, such Seller fails to exercise such option with respect to such Defaulted Receivable prior to the expiration of such Seller's next succeeding fiscal quarter, then such Seller's right to exercise such option with respect to such Defaulted Receivable shall be irrevocably waived. The waiver described in this Section 2.3 shall have no effect on and shall not constitute a waiver of the Servicer Purchase Option.

      To the extent that the property delivered by Trust Depositor to the Sellers in exchange for the Substitute Assets being conveyed has a value less than the fair market value of such Substitute Assets, the difference, shall be deemed a capital contribution by the Sellers to Trust Depositor in respect of such Substitute Assets.

      Any such sale, transfer, assignment, set-over and conveyance shall not constitute and is not intended to result in a creation or an assumption by Trust Depositor (or any assignee thereof) of any obligation of the Sellers in connection with such Receivables and related Assets, or any agreement or instrument relating thereto, including any obligation to any Obligor or any other Person, or (i) any taxes, fees, or other charges imposed by any Governmental Authority and (ii) any insurance premiums which remain owing with respect to any such Receivable at the time such Receivable is conveyed hereunder.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     The Sellers will make, jointly and severally, and upon the transfer of Substitute Assets will be deemed to remake, the representations and warranties set forth herein for the benefit of Trust Depositor, the Indenture Trustee and the Noteholders; provided, however, with respect to the representations and warranties relating to the Receivables, such representations and warranties shall be made only on their date of purchase or transfer hereunder. It is understood and agreed that the representations and warranties in this Article III shall survive the conveyance of the Assets to Trust Depositor, any conveyance of the Assets by Trust Depositor to the Trust and any conveyance of any interest therein to the Indenture Trustee for the benefit of the Noteholders and shall continue so long as any Asset shall remain outstanding. The repurchase (or, in the alternative, substitution) obligation of the Sellers set forth in Section 6.2 below constitutes the sole remedy available for a breach of a representation or warranty of the Sellers in respect of the Assets. The Sellers are not responsible for and shall have no obligation with respect to the Obligors' payment obligations under the Receivables, except with respect to Servicer Advances as and to the extent provided in the Transaction Documents and obligations under Section 6.2 hereof with respect to breaches of representations and warranties, when made, relating to the Receivables; provided, however, this sentence shall not be construed to limit, in any manner, any Seller's other obligations under the Transaction Documents.

      Section 3.1. Representations and Warranties of Sellers. On the Closing Date, Sellers, jointly and severally, make, and on each Transfer Date, Sellers, jointly and severally, will be deemed to remake, the following representations and warranties:

            (a) Organization and Good Standing. Each Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has full power (corporate or otherwise), authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

            (b) Due Qualification. Each Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a Material Adverse Effect.

            (c) Due Authorization. The execution and delivery of this Agreement and each other Transaction Document to which it is a party, and the consummation of the transactions provided for herein and therein, have been duly authorized by each Seller by all necessary corporate action on the part of such Seller.

            (d) No Conflict. The execution and delivery of this Agreement and each other Transaction Document to which such Seller is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not contravene or violate (i) its articles or certificate of incorporation or by-laws or operating agreement, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any indenture, contract, agreement, mortgage, deed of trust, o other instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Lien on the assets of such Seller, except where any such contravention or violation would not have a Material Adverse Effect.

            (e) No Violation. The execution and delivery by the Sellers of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof (including the sale of the Assets by the Sellers in accordance with the provisions of this Agreement) will not conflict with or violate any Requirements of Law applicable to any Seller or to the Assets and do not require the consent or approval of any Governmental Authority or any other Person, except those which have been duly obtained, made or complied with prior to the Closing Date and are in full force and effect.

            (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Sellers, threatened against any Seller Party, any of its Affiliates or any Time Share Association, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or
(iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would have a Material Adverse Effect except for the potential assessment by the Tennessee Department of Revenue as disclosed in the Seller's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005. No Seller nor, to the best knowledge of Sellers, any Time Share Association has received any notice from any court or Governmental Authority alleging that such party or any Affiliate thereof, has violated any Requirements of Law or that the Eligible Resorts or the Facilities are in violation of any Requirements of Law except for the potential assessment by the Tennessee Department of Revenue as disclosed in the Seller's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005.

            (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the Sellers' execution and delivery of this Agreement and the other Transaction Documents to which it is a party, the performance of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, have been obtained.

            (h) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" law by the Sellers.

            (i)   Solvency.   Both  before  and  after  giving   effect  to  the
transactions under this Agreement, each Seller will be Solvent.

            (j) Selection Procedures. No selection procedures believed by the Sellers to be adverse to the interests of Trust Depositor, the Trust or the Noteholders were utilized by the Sellers in selecting the Receivables constituting part of the Assets being sold hereunder.

            (k) Taxes.

                  (i) All ad  valorem  taxes  and other  taxes  and  assessments against the Eligible Resorts and the Assets, and all sales and rental taxes respecting the sale or rental of any Accommodations or Intervals, have been paid when due or except as may be reserved against in accordance with GAAP and Sellers know of no basis for any additional taxes or assessments against the Eligible Resorts or the Assets other than to the extent of potential assessment by the Tennessee Department of Revenue as disclosed in the Seller's
            Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005. Sellers shall cause each Time Share Association managed by the Club Managing Entity and use their best efforts to cause each other Time Share Association to collect and pay any applicable sales or rental tax respecting the sale or rental of any Accommodations or Intervals by such Time Share Association.

                  (ii) The  Sellers  have  filed or  caused  to be filed all tax returns which, to their knowledge, are required to be filed and have paid all taxes shown to be due and payable on such returns or on any assessments made against them or any of their or their Subsidiaries' property and all other taxes, fees or other charges imposed on them or any of their property by any Governmental Authority (other than any amount of tax due the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Sellers); no tax lien has been filed and, to the Sellers' knowledge, no claim is being asserted, with respect to any such tax, fee or other charge, except for such liens, fees or other charges which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect except for the potential assessment by the Tennessee Department of Revenue as disclosed in the Seller's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005. Subject to the information provided by its respective employees, proper and accurate amounts have been withheld by each Seller from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been paid when due to the applicable Governmental Authorities. Each Time Share Association managed by the Club Managing Entity and, to the best knowledge of Sellers upon due inquiry, each other Time Share Association, has filed all required tax returns and has paid all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes which are payable by it, to the extent the same have become due and payable.

            (l) Margin Stock. No Seller is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any Margin Stock. No Seller owns any Margin Stock, and none of the proceeds of any Purchase will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. No Seller will take or permit to be taken any action which might cause any Transaction Document to violate any regulation of the Federal Reserve Board. Notwithstanding the foregoing, this Agreement shall not limit Bluegreen's ability to repurchase shares of its common stock so long as it is otherwise done in compliance with the terms hereof.

            (m) Agreements Enforceable. This Agreement and the other Transaction Documents to which such Seller is a party constitute the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with their respective terms, except as such enforceability may be limited by applicable Insolvency Laws and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

            (n) Title; Prior liens with respect to the Resorts and Additional Resorts. Sellers and their Subsidiaries have good and marketable title to the Eligible Resorts (excluding sold Intervals and any equitable rights of Obligors under applicable state law to the Units under any conditional land sales contracts which are the subject of any Receivables and related Assets).

            (o) Access. Subject to applicable state and/or county jurisdiction, the Eligible Resorts relating to the Assets, have direct access to a public road.

            (p) Utilities. Electric, gas, sewer, water facilities and other necessary utilities are lawfully available in sufficient capacity to service the Units relating to the Intervals in the Eligible Resorts relating to the Receivables and any easements necessary to the furnishing of such utility service have been obtained and duly recorded. Sellers or the applicable Time Share Association managed by the Club Managing Entity have timely paid water charges and utility taxes relating to the Eligible Resorts.

            (q) Amenities. All amenities described in the sales prospectus and the "Public Reports" for the Eligible Resorts relating to the Receivables are completed, or will be completed in all material respects, in the time periods described in the "Public Reports", or a bond insuring their completion has been posted. Each Obligor has or will have in the time period described in the applicable "Public Reports" access to and the use of all of the amenities and public utilities of the Eligible Resorts relating to the Receivables as and to the extent provided in the Declaration and the "Public Reports". Each Obligor has access to and the use of all of the amenities of the Eligible Resorts as and to the extent provided in the Club Trust Agreement and the Time Share Documents in respect of the respective Eligible Resorts.

            (r) Flood Insurance. With respect to any Eligible Resort that is managed by the Club Managing Entity and that is located in a flood zone as defined in the Flood Disaster Protection Act of 1973, as amended, or located within wetlands, as defined by any Governmental Authority, such Eligible Resort is covered by flood insurance in form and amounts and with reputable insurers which are customary for the industry.

            (s) Time Share Documents. The Time Share Documents are legal, valid, binding and enforceable against the Sellers or their Affiliates, as applicable, and, to the knowledge of the Sellers, the applicable Time Share Associations, in each case in accordance with their respective terms.

            (t) Compliance with Time Share Documents. No Seller nor any Time Share Association managed by the Club Managing Entity or, to the knowledge of any Seller, any other Time Share Association is in default under the Time Share Documents and no event has occurred which, with the passage of time or the giving of notice would become a default by any Seller, any Time Share Association managed by the Club Managing Entity or, to the knowledge of any Seller, any other Time Share Association under the Time Share Documents.

            (u) Location of Offices. The principal place of business and chief executive office of each Seller, and the office where each Seller keeps all the Records, are located at the addresses of such Seller referred to on Schedule I hereto (or at such other locations as to which the notice and other requirements specified herein shall have been satisfied). The state of incorporation or formation and organizational identification number, if any, of each Seller is set forth on Schedule I hereto. Each Seller's name, as set forth in its organizational documents, is completely and correctly identified in Schedule I of this Agreement.

            (v) Reports Accurate. No report, exhibit, financial statement, document, book, record or report furnished or to be furnished by any Seller pursuant to this Agreement or any other Transaction Document is or will be, when considered as a whole, inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Noteholders at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary in light of the circumstances under which made, to make the statements contained therein not misleading; provided, however, the Trust Depositor acknowledges that the Trust Depositor's remedy for a misrepresentation of matters set forth in Section 3.2 or a breach of a warranty set forth in Section 3.2 hereof is provided by and limited to Section 6.2 hereof.

            (w) Full Disclosure. Since September 30, 2005, no event has occurred, that alone or together with other events, could reasonably be expected to have a Material Adverse Effect and there is no fact of which Sellers have knowledge after due inquiry that could reasonably be expected to have a Material Adverse Effect, except the financial statement restatement as disclosed in the Seller's Current Report on Form 8-K filed with the SEC on December 19, 2005. The Sellers know of no fact or condition which could prevent or restrict the offering or sale of Intervals to Obligors in accordance with applicable Requirements of Law.

            (x) Tradenames. No Seller has any trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business within the past five (5) years other than "Bluegreen Patten Corporation" and "Bluegreen Corporation of Massachusetts".

            (y) Compliance with Collection Policy. Each Seller has complied in all material respects with the Collection Policy with regard to each Receivable and the related Contract, has notified or will notify the Facility Administrator and the Noteholders, in accordance with Section 6.3(o)(ii) of the Sale and Servicing Agreement of any change to the Collection Policy, and has not made any change to the Collection Policy that could materially and adversely affect or impair the collectibility of any Receivable or that is a material change except for such changes as to which the Facility Administrator and the Noteholders have been notified and as to which the Noteholders have consented. For purposes of this section, any change that would cause the Issuer to not be a qualifying special purpose entity, as "qualifying special purpose entity" is defined under GAAP, shall be material.

            (z) Value Given. Each Seller has received reasonably equivalent value from the Trust Depositor in consideration for the transfer to the Trust Depositor of the Receivables and related Assets hereunder, no such transfer shall have been made for or on account of an antecedent debt owed by any Seller to the Trust Depositor, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

            (aa) Accounting. Each Seller accounts for the transfer from such Seller of interests in the Assets hereunder as sales of such Assets in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.

            (bb) Separate Entity. Each Seller is operated as an entity with assets and liabilities distinct from those of the Trust Depositor and each
Seller hereby acknowledges that the Noteholders are entering into the transactions contemplated by the Sale and Servicing Agreement and the other Transaction Documents in reliance upon such Seller's identity as a separate legal entity from the Trust Depositor.

            (cc) Investment Company and Public Utility Holding Company. No Seller is an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended, or a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            (dd) Accuracy of Representations and Warranties. Each representation or warranty by any Seller contained herein or in any certificate or other document furnished by any Seller pursuant hereto or in connection herewith is when furnished true and correct in all material respects; provided, however, Trust Depositor acknowledges that Trust Depositor's remedy for a misrepresentation of matters set forth in Section 3.2 or a breach of a warranty set forth in Section 3.2 hereof is provided by and limited to Section 6.2 hereof.

            (ee) Reservation System. Other than with respect to the services contracted for by the Club Managing Entity or an Affiliate thereof with a third party, if any, which rights under such contracts shall be licensed (on a non-exclusive basis) to the Indenture Trustee for the benefit of the Noteholders, the

Reservation System is owned by the Club Managing Entity free and clear of any Liens, but subject to the provisions of the Club Management Agreement and the Club Trust Agreement, and the Club has the right to utilize such system under and pursuant to the Club Management Agreement. The Club Management Agreement is in full force and effect and no default on the part of the Club Trustee or the Club Managing Entity exists thereunder. Bluegreen owns 100% of the equity capital of the Club Managing Entity.

            (ff) Insurance. Each Seller and each Time Share Association managed by the Club Managing Entity with respect to each Eligible Resort maintain such insurance coverage as may be required by any applicable Requirement of Law or pursuant to the Declarations for such Eligible Resort. Schedule 3.1(ff) lists all insurance policies of any nature maintained, as of the Closing Date, for current occurrences by each Seller Party and each Time Share Association managed by the Club Managing Entity.

            (gg) Compliance with Law. Subject to specific representations regarding ERISA, Environmental Laws, Consumer Laws, the Patriot Act, tax and other laws, each Seller has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for the operation and conduct of the Sellers' businesses in material compliance with all Requirements of Law.

            (hh) Financial Statements. The financial statements of each Seller Party and of each Time Share Association fairly present the respective financial conditions and (if applicable) results of operations of such party as of the date or dates thereof and for the periods covered thereby. All such financial statements, other than those prepared on behalf of a natural person, if any, were prepared in accordance with GAAP consistently applied throughout the periods covered (except, with respect to unaudited financial statements, for the absence of footnotes and normal year-end audit adjustments). Except for any such changes heretofore expressly disclosed in writing to Facility Administrator, there has been no change in the respective financial condition of Sellers and each Time Share Association which is managed by the Club Managing Entity from the financial condition shown in their respective financial statements that could reasonably be expected to have a Material Adverse Effect. The Facility Administrator acknowledges that the financial statement restatement as disclosed in the Seller's Current Report on Form 8-K filed with the SEC on December 19, 2005 will not constitute a violation of this subsection (hh).

            (ii) Employee Benefit Plans. Sellers are in compliance with all applicable provisions of ERISA, the Code and all other Requirements of Law with respect to all employee benefit plans adopted by Sellers for the benefit of its employees. No liability has been incurred by Sellers which remains unsatisfied for any funding obligation, taxes or penalties with respect to any such employee benefit plan.

            (jj) Affiliates.

                  (i) Attached hereto as Schedule 3.1(jj) is a true and complete organizational chart disclosing the ownership and relationship of Sellers and the other Seller Parties, including any Subsidiaries of Sellers and any Affiliates of Sellers that have any involvement or interest in any Time Share Association and the Eligible Resorts.

                  (ii) The intercompany indebtedness described on Schedule 3.1(jj) constitutes all Sellers' debts, liabilities and obligations to any Affiliates of Sellers as of the date of this Agreement. Sellers have provided copies of all instruments, agreements and other writings, if any, evidencing and/or securing any of the foregoing intercompany debt to the Trust Depositor and the Facility Administrator.

            (kk) Sales, Licenses and Permits.

                  (i) Sales of Intervals  are made in compliance in all material respects with all applicable Requirements of Law. The Sellers, the Accommodations with respect to which Intervals are being sold, the Eligible Resorts, the Time Share Documents, and the Facilities comply with, conform to and obey, in all material respects, all
            Requirements   of  Law  (including   the  applicable   Declarations)
            applicable to the Sellers, such Accommodations, the Eligible Resorts, the Time Share Documents and the Facilities, and, to the extent applicable, each indenture, order, instrument, agreement or document to which Sellers are a party or by which it is bound.
            (ii)Each Time Share Association managed by the Club Managing Entity possesses all requisite franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions, orders and approvals as are necessary to carry on its business as now being conducted including without limitation to manage, maintain and operate the Eligible Resorts related to such Time Share Association in material compliance with all applicable Requirements of Law.

            (ll) Intellectual Property. As of the Closing Date, each Seller owns or has rights to use all intellectual property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it. Each Seller conducts its business and affairs without infringement of or interference with any intellectual property of any other Person in any material respect. No Seller is aware of any infringement claim by any other Person with respect to any Seller's intellectual property.

            (mm) Representations as to the Time Share Association. No Seller nor any Time Share Association which is managed by the Club Managing Entity is in default in any material respect under any of the Time Share Documents or under any other document evidencing or securing any indebtedness which is secured, wholly or in part, by the Accommodations, and no event has occurred which with the giving of notice, the passage of time or both, would constitute such a default under any of the applicable Time Share Documents or under any of the documents evidencing or securing any such indebtedness.

            (nn) Brokers. No broker or finder brought about the obtaining, making or closing of this Agreement or any other Transaction Document or any transaction contemplated thereby, and no Seller Party or Affiliate thereof has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

            (oo) Environmental Matters.

                  (i) The  operations  of each  Seller  comply  in all  material respects with all applicable Environmental Laws.

                  (ii) There are no claims, investigations, litigation, administrative proceedings, whether pending or, to such Seller's best knowledge, threatened, or judgments or orders, relating to any Hazardous Materials or alleging the violation of any Environmental Laws (collectively "Environmental Matters") relating in any way to any operations of such Seller on any real property leased or owned by such Seller or to the operations of such Seller the result of which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

                  (iii) No Seller has filed any notice under any  international, federal, state, regional, provincial or local law indicating past or present treatment, storage or disposal of a Hazardous Material or reporting a spill or release of a Hazardous Material into the environment the result of which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

                  (iv) No Seller has any known material liability, contingent or otherwise, in connection with any release of any Hazardous Material into the environment.

                  (v) (i) No  Hazardous  Material is now or was  formerly  used, stored, generated, manufactured, installed, disposed of or otherwise present at or about the Facilities or, to the best knowledge of any Seller, any property adjacent to the Facilities, including the groundwater located thereon except in material compliance with applicable Environmental Laws and (ii) all material permits, licenses, approvals and filings required by Environmental Laws in respect of the Facilities have been obtained, and the use, operation and condition of the Facilities does not violate any applicable Environmental Laws in any material respect. All water intended to be drinking water originating from any well located at any Eligible Resort is potable.

            (pp) Operating Contracts. Sellers have delivered to Trust Depositor and Facility Administrator true, correct and complete copies of the Operating Contracts, including all exhibits, schedules and attachments. Each of the Operating Contracts is in full force and effect. Sellers are not in any default in any material respect under any of the Operating Contracts, and Sellers know of no default on the part of any other party to any of the Operating Contracts.

            (qq) Litigation. There are no actions, demands, lawsuits, investigations, proceedings, orders or injunctions (collectively "Litigation") pending or, to the best of any Seller's knowledge, threatened against or affecting any Seller or any of its Affiliates, at law or in equity, or before or by any Governmental Authority which could reasonably be expected to have a Material Adverse Effect. To the best of any Seller's knowledge, there is no Litigation pending or threatened against or affecting any Time Share Association, at law or in equity, or before or by any Governmental Authority which could reasonably be expected to have a Material Adverse Effect, except as disclosed in the Seller's periodic reports filed with the SEC as of the date hereof. No Seller nor, to the knowledge of any Seller, any Time Share Association has received any notice from any court or Governmental Authority alleging that such party or any Affiliate thereof, has violated any Requirements of Law or that the Eligible Resorts or the Facilities are in violation of any Requirements of Law, except as disclosed in the Seller's periodic reports filed with the SEC as of the date hereof.

      Section 3.2. Representations and Warranties of Sellers Relating to the Agreement and the Assets. Sellers, jointly and severally, hereby represent and warrant to Trust Depositor that, as of each Transfer Date, with respect to the Assets transferred to the Trust Depositor on such date:

            (a) Valid Sale and Transfer of Ownership. Such Seller: (i) has good and marketable title to each Asset free and clear of any Lien (other than Permitted Liens) of any Person; (ii) is the sole owner thereof and has full right to transfer the Assets to Trust Depositor; and (iii) has validly and effectively conveyed to Trust Depositor all of such Seller's right, title and interest in and to the Assets free and clear of any Lien (other than Permitted Liens). There are no facts, circumstances or conditions known to any Seller that may result in any Liens upon any Asset (including Liens arising under Environmental Laws) other than Permitted Liens. No financing statement or other instrument similar in effect covering all or any part of the Assets is on file in any recording office, except such as may have been filed in favor of Sellers (and being assigned to the Trust Depositor) or the Trust Depositor, the Trust or the Indenture Trustee.

            (b) Eligibility of Receivables. Each Receivable relating to each Asset is an Eligible Receivable.

            (c) List of Receivables. As of the related Transfer Date, the List of Receivables and other reports delivered in connection therewith is an accurate and complete listing in all material respects of all the Receivables in and to become part of the Asset Pool on such date and the information contained therein (including with respect to the identity of such Receivables, Obligors thereon, and the amounts owing thereunder) is true and correct in all material respects.

            (d) No Liens. Each Asset shall, immediately prior to its sale hereunder, be legally and beneficially owned by the applicable Seller free and clear of any Lien (except Permitted Liens), and upon each Purchase, Trust Depositor shall acquire ownership of each Asset and in the Collections with respect thereto, free and clear of any Lien (except Permitted Liens).

            (e) Consents. With respect to each Asset, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by any Seller in connection with the transfer of such Assets to the Trust Depositor have been duly obtained, effected or given and are in full force and effect.

            (f) Environmental Conditions. To each Seller's knowledge, such Seller's operations and the Eligible Resorts are in compliance with all Requirements of Law and none of the Eligible Resorts are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous wastes or substances into the environment.

            (g) Servicing. The servicing and collection practices used by the Sellers and their Affiliates have complied in all material respects with all applicable Requirements of Law and have met customary industry standards known to Sellers for the servicing of receivables substantially similar to the Receivables.

            (h) Consumer Law Matters. The Assets were originated and have been serviced in compliance with, and do not contravene any applicable Requirements of Law, including all applicable Consumer Laws and applicable provisions of the Patriot Act. All applicable federal, state and local laws and regulations in the marketing and sales of the related Intervals, including the Securities Act of 1933, the Securities Exchange Act of 1934, state securities and blue sky laws, the Interstate Land Sales Full Disclosure Act, the mail fraud statutes, land use, land sales, timeshare sales and zoning laws, have been complied with.

            (i) Patriot Act Matters. Sellers represent, warrant, covenant and agree, as of the Closing Date and continuing throughout the term of this Agreement, that:

                  (i) it is  and  at  all  times  shall  be in  compliance  with applicable OFAC regulations promulgated under the authority granted by the Trading with the Enemy Act ("TWEA"), 50 U.S.C. App. Section 1 et seq., and the International Emergency Economic Powers Act ("IEEPA"), 50 U.S.C. Section 1701 et seq., as the TWEA and the IEEPA may apply to Sellers' activities;

                  (ii) it is and at all times  shall be in  compliance  with the
            Patriot Act and all rules and regulations promulgated under the Patriot Act as such act and the rules and regulations promulgated thereunder may be applicable to Sellers; and

                  (iii) it (i) is not,  to its actual  current  knowledge,  now,
            nor,  to  its  actual  current   knowledge,   has  ever  been  under
            investigation by any governmental authority for, nor has been charged with or convicted for a crime under, 18 U.S.C. Sections 1956 or 1957 or any predicate offense thereunder, or a violation of the Bank Secrecy Act; (ii) has never been assessed a civil penalty under any anti money laundering laws or predicate offenses thereunder;
            (iii) has not had any of its funds seized, frozen or forfeited in any action relating to any anti money laundering laws or predicate offenses thereunder; (iv) has taken such steps and is implementing such policies as are reasonably necessary to ensure that Sellers are not promoting, facilitating or otherwise intentionally furthering, the transfer, deposit or withdrawal of criminally derived property, or of money or monetary instruments which are (or which Sellers suspects or has reason to believe are) the proceeds of any illegal activity or which are intended to be used to promote or further any illegal activity; and (v) is taking such steps and implementing such policies as are reasonably necessary to ensure that Sellers are in compliance with all laws and regulations applicable to its business for the prevention of money laundering and with anti terrorism laws and regulations, including with respect to the source of funds from its operations and that such steps include the development and implementation of an anti money laundering compliance program within the meaning of Section 352 of the Patriot Act, to the extent Sellers are required to develop such a program under the rules and regulations promulgated pursuant to Section 352 of the Patriot Act.

            Nothing in this Section 3.2(i) shall be construed to imply that the provisions of the laws and regulations set forth herein are, in fact, applicable to Sellers.

            (j) FTC Holder Rule Language. None of the related Receivables include language from the Federal Trade Commission's trade regulation rule titled "Preservation of Consumers' Claims and Defenses" (16 C.F.R. Part 433), including any language similar to the following: "Any holder of this consumer contract is subject to all claims and defenses which the debtor could assert against the seller of goods and services obtained [pursuant hereto or] with the proceeds hereof. Recovery hereunder by the debtor shall not exceed amounts paid by the debtor hereunder."

            (k) Property. To any Seller's knowledge, as of the date of the origination of any Receivable, all of the material improvements on the related Eligible Resort lay wholly within the boundaries and building restriction lines of such Eligible Resort, except for encroachments that are insured against by the applicable title policy or that do not materially and adversely affect the value or marketability of such Interval, and no improvements on adjoining properties encroached upon such Eligible Resort so as to materially and adversely affect the value or marketability of such Interval, except those encroachments that are insured against by such title policy.

      Section 3.3. Survival; Knowledge of Trust Depositor; Notice of Breach. The representations and warranties set forth in this Article III shall survive the transfer of the Assets to Trust Depositor and termination of the rights and obligations of the Servicer under the Transaction Documents. Neither the survival nor the liability of any Seller with respect to such Seller's representations and warranties set forth in this Article III shall be reduced by any due diligence or other investigation made by Trust Depositor, the Trust, the Facility Administrator, the Indenture Trustee or any Noteholder at any time or by the disclosure of any facts or circumstances to Trust Depositor, the Trust, the Facility Administrator, the Indenture Trustee or any Noteholder (whether prior to or after the date of this Agreement). Upon discovery by any Seller or the Trust Depositor of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other, the Indenture Trustee and the Facility Administrator.

                                   ARTICLE IV
                   SELLERS' AFFIRMATIVE AND NEGATIVE COVENANTS

      Until the date on which this Agreement terminates in accordance with its terms, Sellers, jointly and severally, hereby covenant and agree that: Section
4.1. Records. Sellers shall keep adequate records and books of account reflecting all financial transactions of Sellers relating to the Assets and (to the extent available to the Sellers) the Time Share Associations, including sales of Intervals, all in accordance with GAAP.

      Section 4.2. Use of Noteholders' Names. Sellers will not, and will not permit any Affiliate to, without the prior written consent of any Noteholder, use the name of any Noteholder or the name of any Affiliates of any Noteholder in connection with any of their respective businesses or activities, except in connection with internal business matters, administration of the Transaction Documents and as required in dealing with governmental agencies or any applicable stock exchange including any reports required to be filed with the Securities and Exchange Commission.

      Section  4.3.  Other  Documents.  To  the  extent  not  maintained  by the
Custodian or Servicer, Sellers will maintain accurate and complete files relating to the Receivables and the related Assets to the satisfaction of Trust Depositor and the Trust, and such files (to the extent not computerized) will contain copies of each Receivable and the related assets together with the purchase agreements, any disclosure or notice required by applicable Requirements of Law including truth-in-lending statements and the HUD-1 Settlement Statement and the consumer's credit application, all relevant credit memoranda and all collection information and correspondence relating to such Receivables.

      Section 4.4. Sellers' Dues Requirement. Each Seller shall either (i) pay the Time Share Association dues relating to Intervals which are owned by such Seller or one of its Affiliates and do not relate to Receivables or (ii) for as long as such Seller or one of its Subsidiaries controls the Eligible Resorts, shall provide such monies as are necessary when combined with the revenue of such Time Share Association, to maintain services for an Eligible Resort which are equal to or greater than one hundred percent (100%) of such Eligible Resorts' total operating expenses, taxes, utilities and associated reserve fund requirements.

      Section 4.5. Consolidation and Merger. No Seller will consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into them or convey all or substantially all of their respective assets to any Person, unless (i) either (x) (a) such Seller shall be the surviving entity or (b) the successor entity or the Person which is the surviving or successor entity or which acquires by sale or conveyance substantially all the assets of such Seller shall be an entity organized under the laws of the United States of America or any State thereof (including, if applicable, BankAtlantic Bancorp, Inc., Levitt Corporation, BFC Financial Corp. or any successor or Affiliate of any of the foregoing) and (y) shall expressly assume the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed or observed by such Seller, by an amendment hereto in form and substance reasonably satisfactory to the Indenture Trustee and the Facility Administrator, and (ii) such Seller or such successor corporation or entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in breach in the performance of any such covenant or condition of this Agreement.

      Section 4.6. Receivables. The Sellers shall not take any action (nor permit or consent to the taking of any action) which might reasonably be anticipated to impair the value of the Receivables or related Assets or any of the rights of the Trust in the Receivables or related Assets; provided, however, nothing contained in this Section 4.6 shall be construed as requiring the Sellers to guarantee or otherwise become liable for the payment of the Obligors' payments under the Receivables.

      Section 4.7. Compliance with Laws; Preservation of Existence; Conduct of Business. Sellers and, to the extent within the control of Bluegreen or an
Affiliate thereof, each of the Units in which Intervals are being sold, shall comply with, conform to and obey each and every Requirement of Law applicable to it and each indenture, order, instrument, agreement or document to which it is a party or by which it is bound except where the failure to comply would not have a Material Adverse Effect. Except as permitted by Section 4.5, each Seller shall preserve and maintain its corporate existence, rights, franchises, qualifications and privileges. Each Seller shall timely respond to or comply with and for so long as any Time Share Association is managed by the Club Managing Entity shall cause such Time Share Association to respond to or comply with, and Sellers shall promptly furnish to the Trust Depositor and the Facility Administrator and for so long as any Time Share Association is managed by the Club Managing Entity shall cause such Time Share Association to promptly furnish to the Trust Depositor and the Facility Administrator true and complete copies of any notice or claim by any Governmental Authority, or by any other party to any indenture, order, instrument, agreement or Time Share Document, pertaining to the Sellers, the Accommodations, the Time Share Associations, the Eligible Resorts and the Facilities to the extent any adverse determination in respect thereof could reasonably be expected to have a Material Adverse Effect. Each Seller shall at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with such Seller's past practices.

      Section 4.8. Environmental.

            (a) Sellers shall (A) comply in all material respects with applicable Environmental Laws; (B) notify Trust Depositor and its assigns and the Facility Administrator, as the case may be, immediately upon Sellers' discovery of any spill, discharge, release or presence of any Hazardous Material in violation of applicable Environmental Laws at, upon, under, within, contiguous to or otherwise affecting the Facilities which would be material in respect of any affected Eligible Resort; (C) promptly remove all Hazardous Materials which violate Environmental Laws and remediate the Eligible Resorts which are managed by the Club Managing Entity (and use their best efforts to cause each other Eligible Resort to be so remediated) in full compliance with applicable Environmental Laws and in accordance with the recommendations and specifications of an independent environmental consultant reasonably acceptable to Trust Depositor and its assigns and the Facility Administrator and (D) promptly forward to Trust Depositor and its assigns and the Facility Administrator, as the case may be, copies of all Environmental Claims made against or in respect of any Seller or any of its Affiliates and relating to the Eligible Resorts or the Sellers, and copies of all orders, notices, permits, applications or other communications and reports in connection with any spill, discharge, release or the presence of any Hazardous Material or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect the Eligible Resorts which would be material in respect of any affected Eligible Resort. Sellers shall not cause, and shall use prudent, commercially reasonable efforts to prohibit any other Person within the control of Sellers from causing any spill, discharge or release, or the use, storage, generation, manufacture, installation, or disposal, of any Hazardous Materials at, upon, under, within or about the Eligible Resorts or the transportation of any Hazardous Materials to or from the Eligible Resorts (except in material compliance with Environmental Laws).

            (b) Sellers shall provide to Trust Depositor and its assigns and the Facility Administrator, as the case may be, promptly upon the written request of Trust Depositor or its assigns or the Facility Administrator, as the case may be, from time to time, a Site Assessment or, if required by Trust Depositor or its assigns or the Facility Administrator, as the case may be, an update to any existing Site Assessment, to assess the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, cleanup or removal of any Hazardous Materials found on, under, at or within the Eligible Resorts; provided, however, that Sellers shall not be required to pay for the cost of any such Site Assessment or update unless (x) the Trust Depositor's or its assigns' or the Facility Administrator's, as the case may be, request for a Site Assessment is based on (1) information provided under this Section 4.8, (2) a reasonable suspicion of Hazardous Materials at (or, to the extent the Facility Administrator reasonably believes Hazardous Materials may migrate or affect an Eligible Resort, near) an Eligible Resort, (3) a breach of covenants under this
Section 4.8, or (y) a Termination Event or an Event of Default has occurred and is continuing, in which case any such Site Assessment or update shall be at Sellers' expense.

            (c) As between Sellers, on the one hand, and Trust Depositor, the Trust, the Indenture Trustee, the Custodian, the Facility Administrator and the Noteholders, on the other hand, all risk of loss associated with non-compliance with Environmental Laws, or with the presence of any Hazardous Material at, upon, within, contiguous to or otherwise affecting the Eligible Resorts, shall lie solely with Sellers. Accordingly, Sellers shall bear all risks and costs associated with any such loss (including any loss in value attributable to Hazardous Materials), damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by applicable Requirements of Law.

            (d)  Sellers,  jointly  and  severally,  shall  indemnify  the Trust
Depositor (and its assignees) and agree to hold Trust Depositor (and its assignees) harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including court costs and reasonable attorneys' fees and legal expenses) arising out of or associated, in any way, with the non-compliance with applicable Environmental Laws with respect to any Eligible Resort, or the existence of Hazardous Materials in, on, or about the Facilities, or a breach of any representation, warranty or covenant contained in this Section 4.8, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including those arising from the joint, concurrent, or comparative negligence of the Trust Depositor, the Trust, the Indenture Trustee, the Facility Administrator or any Noteholder; provided, further, that this
Section 4.8 shall not apply with respect to any liability, release, violation or other matter that arises solely from the Trust Depositor's (or its assignees') gross negligence or willful misconduct or after any Seller loses possession of any property due to foreclosure or other exercises of remedies by Trust Depositor or its assignees. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 4.8 may be unenforceable because it is violative of any law or public policy, Sellers shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnifications set forth in this Section 4.8. Sellers' obligations under this Section 4.8 shall arise upon the discovery of the presence of any Hazardous Material which violates applicable Environmental Law, whether or not any Governmental Authority has taken or threatened any action in connection with the presence of any such Hazardous Material, and whether or not the existence of any such Hazardous Material or potential liability on account thereof is disclosed in any Site Assessment and shall continue notwithstanding the termination of this Agreement or any transfer or sale of any right, title and interest in the Trust Assets (by foreclosure, deed in lieu of foreclosure or otherwise).

            (e) Notwithstanding any provision in this Section 4.8 or elsewhere in any Transaction Document, or any rights or remedies granted by any Transaction Document, none of the Trust Depositor, the Trust, the Indenture Trustee, the Facility Administrator or any Noteholder waives and such parties do expressly reserve all rights and benefits now or hereafter accruing to such parties under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by any such party pursuant to the Transaction Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception.

      Section 4.9. Notices to Obligors; Collections. Each Seller will direct, or otherwise cause, its related Obligors, and shall instruct, or otherwise cause, all future Obligors, to remit all payments with respect to such Receivables only
(i) by check, money order, phone payment, or Western Union Quick Collect mailed to, or generated by, an office of the Servicer, (ii) by check, money order, wire transfer or moneygram to the Lockbox or Lockbox Account or (iii) by pre-authorized checking or credit card payment for deposit into the Lockbox Account. In the event such notice has not been made, each Seller hereby authorizes and instructs the Facility Administrator to make the corresponding notification to the obligors under each Receivable. Electronic images of each notification shall be placed in Sellers' files pertaining to the Receivable. Each Seller shall send to the Lockbox Bank for deposit into the Lockbox Account all Collections it may receive in respect of Purchased Receivables no later than the next Business Day following the date of receipt thereof. Any Collections in respect of Purchased Receivables held by any Seller pending transfer to the Lockbox Account shall be held in trust for the benefit of the Indenture Trustee and the Noteholders until such amounts are deposited into the Lockbox Account as set forth above.

      Section 4.10. Notices. Each Seller will notify the Trust Depositor (or its assigns) and the Facility Administrator in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

            (a) Event of Termination. The occurrence of any Termination Event or Event of Default by a statement of an authorized officer of such Seller.

            (b) Judgment and Proceedings. The entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against any Seller that has had, or would reasonably be expected to have, a Material Adverse Effect.

            (c) Material Adverse Effect. The occurrence of any event or condition that has had, or would reasonably be expected to have, a Material Adverse Effect.

            (d) Claims. Any claim, action or proceeding adversely affecting in any material respect any Time Share Association, any Eligible Resort, the Facilities or the Assets, or any part thereof, or any of the interests conveyed or granted to the Trust Depositor hereunder, and any action, suit, proceeding, order or injunction of which Sellers become aware after the date hereof pending or threatened against or affecting any Seller Party or any Affiliate thereof which could reasonably be expected to have a Material Adverse Effect.

            (e) Notice of Litigation, Potential Defaults, Claims, and Financial Change. Sellers shall promptly inform the Trust Depositor and the Facility Administrator of (a) any litigation against Sellers or affecting the Facilities, the Time Share Association or the Sellers' ability to sell Intervals, which, if determined adversely, could reasonably be expected to have a Material Adverse Effect or could otherwise reasonably be expected to cause a Termination Event or an Event of Default, (b) any default under any Indebtedness for borrowed money which could give rise to a Termination Event or Servicer

Termination Event and (c) any material adverse change in the financial condition of Sellers or any other Seller Party. The Trust Depositor and Facility Administrator agree that prompt disclosure of such matters in Sellers' periodic reports filed with the SEC shall constitute notice under this Section 4.10(e).

      Section 4.11. Assets. With respect to each Asset, each Seller will (i) take all action necessary to perfect, protect and more fully evidence the Trust Depositor's (and its assignee's) ownership of such Asset, including (A) filing and maintaining effective financing statements (Form UCC-1) against each Seller in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, and (ii) take all additional action that the Trust Depositor (or its assigns) may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Assets. Each Seller hereby authorizes the Trust Depositor (and its assignees) to file financing statements and continuation statements and amendments thereto with respect to the Assets without authentication by any Seller to the extent permitted by law and each Seller consents to and ratifies all such filings, if any, made by the Trust Depositor or the Facility Administrator prior to the date hereof.

      Section 4.12. Compliance with Contracts; Modifications to Contracts, Mortgages and Collection Policy. Each Seller will timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Collection Policy in regard to each Receivable and the related Contract. Without the prior written consent of the Servicer and the Noteholders, or as otherwise permitted by the Transaction Documents, no Seller will make any change to the Collection Policy. Except as expressly permitted by the Transaction Documents, no Seller will extend, amend or otherwise modify the terms of any Receivable, any Mortgage or any Contract related thereto other than in accordance with the Collection Policy. No Seller shall take any action (nor permit or consent to the taking of any action) which could reasonably be anticipated to impair the value of any Asset or any of the rights of the Trust Depositor in the Receivables or related Assets.

      Section 4.13. Release and Bonding of Liens. In the event any Lien (other than a Permitted Lien) attaches to any Receivable or related Asset from any Person claiming from and through Sellers or their Affiliates, Sellers shall, within the earlier to occur of ten (10) days after such attachment or the respective lienholders action to foreclose on such Lien, either (a) cause such Lien to be released of record, or (b) provide the Trust Depositor, or its assigns, as the case may be, with a bond in accordance with the applicable laws of the state in which the Receivable or related Asset is located, issued by a corporate surety acceptable to the Trust Depositor or its assigns, as the case may be, and the Facility Administrator in an amount and in form reasonably acceptable to the Trust Depositor or its assigns, as the case may be, and the Facility Administrator or (c) provide the Trust Depositor or its assigns, as the case may be, and the Facility Administrator with such other security as the Trust Depositor or its assigns, as the case may be, and the Facility Administrator may reasonably require.

      Section 4.14. Real Estate Taxes. Each Seller will pay, or cause to be paid (to the extent funds are available from the Time Share Association), when due all of such Seller's and its Affiliates' liabilities in respect of real estate taxes relating to the Eligible Resorts. Each Seller will pay, or cause to be paid, when due all of such Seller's and its Affiliates' liabilities in respect of real estate taxes relating to any shortfall pursuant to keepwell arrangements with the applicable Time Share Association or otherwise in respect of unsold Intervals. Each Seller shall notify the Trust Depositor and its assignees and the Facility Administrator promptly of the non-payment of real estate taxes relating to the Eligible Resorts managed by the Club Managing Entity or such other Eligible Resorts as such Seller may have actual knowledge.

      Section 4.15.  Accounting for  Purchases.  Each Seller will account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby as a sale of the Receivables and related Assets by such Seller to the Trust Depositor in accordance with GAAP.

      Section 4.16. Compliance With Collection Policy. Each Seller shall comply in all material respects with the terms of the Purchased Receivables and the Collection Policy, and has notified or will notify the Facility Administrator and the Noteholders, in accordance with Section 6.3(o)(ii) of the Sale and Servicing Agreement of any change to the Collection Policy and has not made any change to the Collection Policy that would materially and adversely affect or impair the collectibility of any Receivable or that is a material change except for such changes as to which the Facility Administrator and the Noteholders have been notified and as to which of the Noteholders have consented. For purposes of this section, any change that would cause the Issuer to not be a qualifying special purpose entity, as "qualifying special purpose entity" is defined under GAAP, shall be material.

      Section 4.17. Compliance with Agreements and Applicable Laws. Each Seller shall perform each of its obligations under this Agreement and the other Transaction Documents and comply with all applicable Requirements of Law, including those relating to Consumer Laws, time share, real estate, retail installment sales, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      Section 4.18. Security Interests. Except for the transfers hereunder, no Seller will sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any Asset, whether now existing or hereafter transferred hereunder, or any interest therein, and no Seller will sell, pledge, assign or suffer to exist any Lien (other than Permitted Liens) on its interest, if any, hereunder. Each Seller will immediately notify the Trust Depositor, the Indenture Trustee and the Facility Administrator of the existence of any such Lien on any Asset; and each Seller shall defend the right, title and interest of the Trust Depositor in, to and under the Receivables in the Asset Pool and the related Interval, against all claims of third parties.

      Section 4.19. Name Changes; Location of Sellers, Records; Instruments. No Seller shall (x) change its name or state of organization as set forth on
Schedule III to the Sale and Servicing Agreement without 30 days' prior written notice to the Trust Depositor, the Indenture Trustee and the Facility Administrator, or (y) move or permit Servicer to move the location of the Receivable Files, other than to the Custodian, from the locations thereof on the Closing Date, in either case without 30 days' prior written notice to the Trust Depositor, the Indenture Trustee and the Facility Administrator. No Seller shall
(a) change its corporate name, (b) change its chief executive office, principal place of business, corporate offices or the location of its records concerning the Assets, or (c) take any other action that might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-507 of the UCC or any other then applicable provision of the UCC, in each case without at least 30 days prior written notice to the Trust Depositor and its assigns, including the Indenture Trustee and the Facility Administrator and after Facility Administrator's written acknowledgment that any reasonable action requested by the Indenture Trustee or the Facility Administrator in connection therewith, including to continue the perfection of the ownership interests and any Liens, as applicable, in favor of the Trust Depositor, the Trust and the Indenture Trustee in any Assets, has been completed or taken, and provided that any such new location shall be in the continental United States. No Seller shall change its fiscal year without prior written notice to the Trust Depositor and the Facility Administrator.

      Section 4.20. ERISA Matters. No Seller will (a) engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (b) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and

Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (c) fail to make any payments to a Multiemployer Plan that such Seller may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (d) terminate any Benefit Plan so as to result in any liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of such Seller under ERISA or the Code.

      Section 4.21. Restrictions on Transfers. Sellers shall not enter into any agreement or perform any act which may make difficult or impede the exercise of the Trust Depositor's, the Trust's or the Indenture Trustee's rights under any Transaction Document.

      Section 4.22. Maintenance. To the extent that the applicable Time Share Association controls all or any portion of the Eligible Resorts and, further, such Time Share Association is managed by the Club Managing Entity, Sellers shall cause such Time Share Association to maintain each portion of the Eligible Resorts under its responsibility in good repair, working order and condition and shall make or cause to be made all necessary replacements to such Eligible Resorts. To the extent that any amenities are provided by a third party pursuant to an agreement between a Time Share Association which is managed by the Club Managing Entity and such third party, Sellers shall cause such Time Share Association to, and shall use its best efforts to cause such third parties to, maintain such agreement in full force and effect.

      Section 4.23. Condemnation. Notwithstanding anything to the contrary contained herein, for so long as any condemned portion of the Facilities are to be replaced by the applicable Time Share Association in accordance with the applicable Timeshare Declaration, any and all awards and payments arising from any condemnation or conveyances in lieu thereof relating to such portion of the Facilities shall be distributed and used in accordance with the provisions of the applicable Timeshare Declaration.

      Section 4.24. Inspections and Audits. Sellers, for so long as any Time Share Association is managed by the Club Managing Entity, shall use their best efforts to cause such Time Share Association to, at reasonable times during normal business hours and with reasonable prior notice and as often as may be requested, and subject to any applicable Time Share Documents or Requirements of Law, permit any agents or representatives of the Trust Depositor and its assigns, and the Facility Administrator, to inspect the Eligible Resorts and the other Facilities and any of Sellers' (including in its capacity as Servicer) assets pertaining to such Eligible Resorts and Facilities (including financial and accounting books and records), to examine and make copies of and abstracts from such books and records of Sellers (including in its capacity as Servicer), such related Time Share Association, and any servicer under any servicing agreement pertaining to the Assets, such Eligible Resorts and the Facilities, and to discuss any such party's affairs, finances and accounts with any of its officers, employees or independent public accountants. If a Termination Event or an Event Default has occurred and is continuing or if access is reasonably necessary to preserve or protect the Assets as determined by Trust Depositor or its assigns or the Facility Administrator, Sellers shall use its best efforts to provide such access at all times and without advance notice, subject to any applicable Time Share Documents or Requirements of Law. Sellers acknowledge that Trust Depositor and its assigns, and the Facility Administrator, intend to conduct such audits on at least an annual basis and inspections on at least a quarterly basis. Sellers shall make available to Trust Depositor and its assigns, including Facility Administrator all credit information in Sellers' possession or under Sellers' control with respect to Obligors as such party may request. All inspections and audits shall be at Sellers' expense; provided, however, that the Sellers shall not be required to pay for such inspections and audits more than one (1) time per calendar year, unless a Termination Event or Event of Default has occurred and is continuing or unless the Trust Depositor or its assigns or the Facility Administrator reasonably believes that the quality or maintenance of an Eligible Resort is or could be impaired.

      Section 4.25. Organizational Status. No Seller shall terminate, modify, amend or revoke its organizational documents in a manner which would have an adverse effect on the Trust Depositor and its assignees without the prior written consent of Facility Administrator.

      Section 4.26. Amendment of Time Share Documents. Without the prior written consent of the Note Majority, Sellers shall not amend, modify or terminate the Time Share Documents in a manner that would have a material adverse effect on the Trust Depositor and its assigns.

      Section 4.27. Insurance.

            (a) Generally. The Sellers shall use their best efforts to cause the respective Time Share Associations which are managed by the Club Managing Entity, at their sole cost and expense, to maintain the policies of insurance described on Schedule 3.1(ff) as in effect on the date hereof or otherwise in substantially similar form and amounts and with insurers having an AM Best rating of at least A-(IX); provided that if market conditions in the insurance industry limit the Sellers' ability to obtain such insurance on commercially reasonably terms, the Facility Administrator and the Sellers shall in good faith cooperate to select insurers and coverages reasonably acceptable to the Facility Administrator and the Sellers. All such policies of insurance (or the loss payable and additional insured endorsements delivered to the Trust Depositor or its assigns) shall contain provisions pursuant to which the insurer agrees to provide (or endeavors to provide) at least 10 days prior written notice to Trust Depositor or its assigns and the Facility Administrator in the event of any cancellation of any such insurance policy; provided that Sellers agree to use commercially reasonable efforts to require the applicable insurer to provide 30 days prior written notice of cancellation. If any Seller fails to cause to be obtained or maintained, any of the policies of insurance required above, Trust Depositor or its assigns, including Facility Administrator, may at any time or times thereafter obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto that such party deems advisable. Such party shall have no obligation to obtain any such insurance or pay any premiums therefor. By doing so, no Termination Event arising from any Seller's failure to maintain such insurance or pay any premiums therefor shall be deemed to have been waived. All sums so disbursed, including Costs related thereto, shall be payable on demand by Sellers to Trust Depositor or its assigns or the Facility Administrator, as the case may be. Notwithstanding the foregoing, required insurance may be maintained by the Time Share Association as required by the Declaration in respect of the applicable Time Share Association, provided that in the event any Time Share Association fails to maintain any insurance required under this Section 4.27 then Sellers shall be required to obtain and maintain such insurance in respect of any Time Share Association which is managed by the Club Managing Entity.

            (b) Changes in Circumstances. If requested by Trust Depositor or Facility Administrator, Sellers shall deliver to such requesting party from time to time a report of a reputable insurance broker, satisfactory to such party, with respect to its insurance policies. Such party's review and acceptance of the Sellers' and/or Time Share Associations' program and policies of insurance shall in no event be deemed an approval or statement of the adequacy of the same.

            (c) Proofs of Claim Regarding Any Facilities. In case of loss or damage or other casualty to any of the Facilities in excess of $1,000,000, Sellers shall give prompt written notice thereof to the insurance carrier(s) and to Trust Depositor and its assigns and the Facility Administrator.

      Section 4.28. Operating Contracts. Sellers or their respective Affiliates, at their sole cost and expense, shall perform and discharge their respective obligations, covenants and agreements contained in the Operating Contracts and give prompt notice to Trust Depositor and the Facility Administrator of any notice of default or termination (whether oral or written) either given or received by Sellers or their respective Affiliates, as the case may be, with respect thereto, together with a complete copy of all written notices if such default or termination could reasonably be expected to have a Material Adverse Effect or, in the case of a default, result in a termination of such Operating Contract. Sellers will not (i) amend or modify any of the Operating Contracts or surrender or cancel any such contract to the extent such amendment or modification could reasonably be expected to have a Material Adverse Effect, (ii) further encumber any Seller's or its Affiliate's rights under such contract without the prior written consent of Facility Administrator; or (iii) consent to any assignment thereof by the other contract parties.

      Section 4.29. Further Assurances. Sellers agree that they shall and shall cause each other Seller Party to, at Sellers' expense and upon request of Trust Depositor or the Facility Administrator, duly execute and deliver, or cause to be duly executed and delivered, to such party such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of such party to carry out more effectively the provisions and purposes of this Agreement or any other Transaction Document. From time to time as may be reasonably requested by such party (which request will not be made more frequently than once each year absent the occurrence and continuance of a Termination Event or an Event of Default), the Sellers shall supplement each disclosure schedule hereto, or any representation herein or in any other Transaction Document, with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such disclosure schedule or as an exception to such representation or that is necessary to correct any information in such disclosure schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any disclosure schedule, such disclosure schedule shall be appropriately marked to show the changes made therein);
provided that (i) no such supplement to any such disclosure schedule or representation shall amend, supplement or otherwise modify any disclosure schedule or representation, or be deemed a waiver of any Termination Event or Event of Default resulting from the matters disclosed therein, except as consented to by Trust Depositor and the Noteholders in writing; and (ii) no supplement shall be required as to representations and warranties that relate solely to the Closing Date or the applicable Transfer Date for a Receivable.

                                   ARTICLE V
                      PERFECTION OF TRANSFER AND PROTECTION
                          OF BACK-UP SECURITY INTERESTS

      Section 5.1. Custody of Receivables. Subject to the terms and conditions of this Section 5.1, and except as provided in the Custodial Agreement, the contents of each Receivable File shall be held in the custody of Bluegreen in its capacity as Servicer under the Sale and Servicing Agreement for the benefit of the owner thereof. The Sellers agree to cooperate with the Servicer in its efforts to comply with their obligations under the Sale and Servicing Agreement in respect of the Assets, and acknowledges and consents to the transactions contemplated therein.

      Section 5.2. Filing.

            (a) The  Sellers  shall take and cause to be taken such  actions and execute such documents as are necessary or desirable or as Trust Depositor may reasonably request to perfect and protect the Trust Depositor's, the Trust's and the Indenture Trustee's interests in the Assets against all other persons, including the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

            (b) In accordance with the Sale and Servicing Agreement, the Sellers will deliver or cause to be delivered to the Custodian the Receivables File relating to the Assets transferred on any Transfer Date.

      Section 5.3. Costs and Expenses. The Sellers jointly and severally agree to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of Trust Depositor's, the Trust's and the Indenture Trustee's right, title and interest in and to the Assets (including the interest in the Interval related thereto).

                                   ARTICLE VI
         REMEDIES UPON MISREPRESENTATION; RIGHT TO SUBSTITUTE; UPGRADES

      Section 6.1. Sellers' Option to Substitute. Subject to the satisfaction of the terms and conditions and the limitations set forth in Section 2.7 of the Sale and Servicing Agreement, any Seller may at its option replace an Asset that is an Ineligible Asset with a Substitute Asset by selling, transferring, assigning, setting over and otherwise conveying to the Trust Depositor, without recourse other than as expressly provided in the Transaction Documents, all such Seller's right, title and interest in and to the Substitute Assets listed on the related List of Substitute Assets (including all Collections and rights to receive Collections with respect to the related Receivables after the related Cutoff Date, but excluding any collections or rights to receive payments which were collected pursuant thereto on or prior to such Cutoff Date). In connection with any replacement of existing Ineligible Assets in the Asset Pool with Substitute Assets effected in accordance with the terms hereof, the Trust Depositor shall, automatically and without further action, be deemed to transfer to such Seller, without recourse to the Trust Depositor and free and clear of any Lien created pursuant to this Agreement, all of the right, title and interest of the Trust Depositor in, to and under the related replaced Asset (including any Collections received with respect thereto after the Cutoff Date for the related Receivable(s)), and the Trust Depositor shall be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, but the Trust Depositor shall not be deemed to make any other representation or warranty, express or implied.

      Section 6.2. Repurchases and Substitutions of Receivables for Breach of Representations and Warranties. In accordance with and subject to Section 2.7 of the Sale and Servicing Agreement, the Sellers hereby jointly and severally agree, for the benefit of Trust Depositor and its assignees including the Trust, the Indenture Trustee and the Noteholders, that they shall repurchase (or substitute in accordance with the next sentence) any Purchased Receivable that was an Ineligible Asset on the Transfer Date thereof or if an exception to a Receivable File is not rectified in accordance with Section 6.3(q) of the Sale and Servicing Agreement at a repurchase price equal to the Transfer Deposit Amount, not later than the next Determination Date which is at most thirty (30) days after the earliest to occur of the discovery of such breach by such Seller or receipt by such Seller of written notice from the Indenture Trustee, the Facility Administrator, the Servicer or Trust Depositor of the related breach or inaccuracy of the representation or warranty. If any Seller is able to effect a substitution for any such Ineligible Asset in compliance with Section 6.1, such Seller may, in lieu of repurchasing such Receivable and subject to the terms, conditions and limitations of the Sale and Servicing Agreement, effect a substitution for such Ineligible Asset with a Substitute Asset not later than the date a repurchase of such Ineligible Asset would be required hereunder; provided further, in the event such Seller can or is permitted to cure, and in fact cures, the condition which created the "Ineligible Asset" in the above described 30 day period, such Seller shall not be obligated to substitute or repurchase such Receivable; provided that if the Ineligible Asset relates to a defective Receivable File described in clause (ii) of the definition of Ineligible Asset, no cure period shall be permitted unless waived in writing by the Noteholders. It is understood and agreed by the parties hereto that the payment obligations of the Obligors' in respect of the Receivables purchased hereunder shall not be the obligation of the Sellers or the Trust Depositor, except with respect to Servicer Advances as and to the extent provided in the Sale and Servicing Agreement and remedies associated with breaches of representations and warranties set forth above. The Issuer and the Noteholders shall bear the economic risk of the Obligors' failure to make payments on the Receivables.

      Section 6.3. Upgrades. In connection with an Upgrade, each Seller may at its option, subject to the provisions of Section 2.13 of the Sale and Servicing Agreement, transfer to the Trust Depositor an Upgrade Receivable (together with, if necessary, one or more other Upgrade Receivables) having a Receivable Balance (or Receivable Balances) approximately equal to the Receivable Balance of the Pre-Upgrade Receivable corresponding to such Upgrade Receivable(s) (and upon such transfer the Pre-Upgrade Receivable shall no longer be an Eligible Receivable or included in any report delivered by the Servicer and shall be re-transferred to the applicable Seller). To the extent the Receivable Balance (or Receivable Balances) of the Upgrade Receivable(s) is less than the Receivable Balance of the Pre-Upgrade Receivable, the Sellers shall deposit cash into the Collection Account in the amount of such deficiency. Any excess of the Receivable Balance (or Receivable Balances) of the Upgrade Receivable(s) over the Receivable Balance of the corresponding Pre-Upgrade Receivable, if any, shall be deemed to be a capital contribution by such Seller to the Trust Depositor.

      Section 6.4. Reassignment of Repurchased or Substituted Receivables. Upon deposit in the Collection Account of the repurchase price or substitution as described in Section 6.2, on the Substitute Asset Transfer Date related to a Substitute Asset described in Section 6.1, or in connection with an Upgrade described in Section 6.3, the Trust Depositor shall assign to the applicable Seller all of Trust Depositor's right, title and interest in the repurchased or substituted Ineligible Asset or Pre-Upgrade Receivable, as the case may be, in each case received by release from the Trust in accordance with Section 2.7 or
2.13 of the Sale and Servicing Agreement, without recourse, representation or warranty.

                                   ARTICLE VI
                                 INDEMNIFICATION

      Section 7.1. Sellers Indemnification.

            (a) Sellers, jointly and severally, agree to pay all costs and out-of-pocket expenses, if any (including reasonable counsel fees and expenses) incurred by the Trust Depositor (and its assigns, including the Noteholders) in connection with the enforcement by the Trust Depositor (and its assigns, including the Noteholders) of its rights and remedies under this Agreement and the other Transaction Documents to be delivered hereunder or in connection herewith.

            (b) Sellers, jointly and severally, agree to indemnify and hold the Trust Depositor (and its assignees, including the Noteholders) and each of its Affiliates, officers, directors, agents and employees (each an "Indemnified Party") harmless against any and all damages, claims, costs, losses, penalties, fines, liabilities, fees, forfeitures, amounts paid in settlement, judgments, reasonable attorneys' fees and related litigation costs, fees and expenses (collectively, "Losses") which relate to or result from this Agreement and the other Transaction Documents including, without limitation: (a) any action taken by or on behalf of such Seller relating to any Receivable or related Asset which is not permitted by or pursuant to the terms of this Agreement or any other Transaction Document or the use, ownership or operation of any Interval by any Seller or the Servicer, to the extent the Servicer is Bluegreen or any Affiliate thereof, or any Affiliates of the foregoing, (b) any illegal act or omission by such Seller or any Affiliate, officer, director, agent or employee thereof, (c) any act or omission constituting negligence or willful misconduct, or breach of fiduciary duty by such Seller or any officer, director, agent or employee thereof in connection with such Seller's performance under this Agreement or the other Transaction Documents, or any breach by such Seller of any of its obligations under this Agreement or the other Transaction Documents, (d) any claim by any Person with respect to the Assets, (e) sales of Assets having been made, suspended or terminated under this Agreement and the other Transaction Documents, and in connection with or arising out of the transactions contemplated hereunder and thereunder and any actions or failures to act in connection therewith, including any and all Environmental Liabilities and legal costs and expenses arising out of or incurred in connection with disputes between or among any Indemnified Party and any parties to any of the Transaction Documents,
(f) subject to the preamble to Article III and to Section 6.2 of this Agreement, any representation or warranty made by such Seller under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by or on behalf of such Seller pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made, (g) any failure of any Seller or any officer, director, agent or employee thereof to comply with any applicable Requirement of Law (including the Environmental Laws, Consumer Laws, Interstate Land Sales Act, the Patriot Act or any applicable timeshare laws and regulations), with respect to any Receivable or Contract related thereto or the nonconformity of any Receivable or Contract with any such Requirement of Law or any failure of any such Seller to keep or perform any of its obligations with respect to any Contract, (h) the commingling by the Servicer or any of its Affiliates of Collections of Receivables at any time with other funds of the Servicer or any of its Affiliates, (i) any investigation, litigation or proceeding arising out of or relating to this Agreement, the other Transaction Documents and the transactions contemplated hereby or thereby, and
(j) any environmental or products liability or similar claim arising out of or in connection with the rights or services that are the subject of any Receivable, the related Assets or any Contract; provided that such Seller shall not be required to so indemnify any such Indemnified Person for any Losses resulting from the gross negligence or willful misconduct of an Indemnified Party or in respect of Excluded Claims; provided, however, that nothing contained in this Article VII or otherwise shall be construed to obligate such Seller to indemnify an Indemnified Party with respect to any Losses incurred as a result of credit problems of the Obligors or the payment performance of the Receivables and related Assets. Notwithstanding any other provision of this Agreement, the obligations of the Sellers under this Section 7.1 shall not terminate upon a Service Transfer pursuant to Section 8.2 of the Sale and Servicing Agreement and shall survive any termination of the Sale and Servicing Agreement or this Agreement. Upon receiving knowledge of any suit, claim or demand asserted by a third party that such Indemnified Party believes is covered by this indemnity, such Indemnified Party shall give Sellers prompt notice of the matter and an opportunity to defend it, at Sellers' sole cost and expense. Notwithstanding any defense by Sellers of any such suit, claim or demand, such Indemnified Party shall have the right to participate in any material decision affecting the conduct or settlement of any dispute or proceeding for which indemnification may be claimed. NO INDEMNIFIED PARTY SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY TRANSACTION DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR
CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT.

      Section 7.2. Liabilities to Obligors. No obligation or liability to any Obligor under any of the Receivables is intended to be assumed by the Trust Depositor, the Indenture Trustee, the Noteholders or the Trust under or as a result of this Agreement and the transactions contemplated hereby.

                                  ARTICLE VIII
                                  MISCELLANEOUS

      Section 8.1. Termination. This Agreement shall terminate on the date on which the Sale and Servicing Agreement terminates; provided, that the provisions of Sections 7.1, 8.7, 8.8 and 8.9 hereof shall survive the termination hereof.

      Section 8.2. Assignment or Delegation by the Sellers. Except as specifically authorized hereunder, no Seller may convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Trust Depositor, Facility Administrator and the Noteholders, and any attempt to do so without such consent shall be void. The Trust Depositor will assign all of its rights (but not its obligations) under this Agreement to the Trust (which will be further assigned to the Indenture Trustee for the benefit of the Noteholders) and each Seller consents thereto and expressly acknowledges that all representations, warranties, covenants, indemnities and other provisions hereunder (including the right to enforce remedies) are for the express benefit of the Trust, as assignee of the Trust Depositor, and the Indenture Trustee for the benefit of the Noteholders.

      Section 8.3. Amendment. This Agreement may not be amended by the parties hereto without the prior written consent of the Note Majority. Any such amendment shall be in writing and executed by the parties hereto (including in counterparts). Upon the execution of any amendment in compliance with this
Section 8.3, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes.

      Section 8.4. Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date (which shall be a Business Day) transmitted by legible telefax transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

      If to any Seller:            c/o Bluegreen Corporation
                                   4960 Conference Way North, Suite 100
                                   Boca Raton, Florida 33431
                                   Attn: Anthony Puleo
                                   Telephone No.:  (561) 912-8270
                                   Telecopier No.: (561) 912-8123

      If to Trust Depositor:       Bluegreen Receivables Finance Corporation XI
                                   4950 Communication Avenue, Suite 900
                                   Boca Raton, Florida 33431
                                   Attn: Allan Herz
                                   Telephone No.:  (561) 912-8210
                                   Telecopier No.: (561) 443-8743

      If to the Trust, the
      Indenture Trustee or the
      Facility Administrator:      At the address for such Person set forth in
                                   the Sale and Servicing Agreement

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

      Section 8.5. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

      Section 8.6. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

      Section 8.7. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS. EACH PARTY HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT LOCATED IN THE CITY OF CHICAGO. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

      Section 8.8. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

      Section 8.9. No Bankruptcy Petition. Each Seller covenants and agrees that, prior to the date that is one year and one day after the payment in full of all Aggregate Outstandings, it will not institute against Trust Depositor, or join any other Person in instituting against the Trust Depositor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States, or take any action in contemplation or furtherance of any of the foregoing. This Section 8.9 will survive the termination of this Agreement.

      Section 8.10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreement, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 8.11. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trust Depositor (or any assignee thereof) or the Sellers, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. To the extent permitted by law, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive (except to the extent specifically provided herein) of any other rights, remedies, powers or privileges provided by law.

      Section 8.12. Counterparts. This Agreement may be executed in two or more counterparts including by telefax transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

      Section 8.13. Intended Characterization. The Sellers and the Trust Depositor agree that any conveyance hereunder or under the Sale and Servicing Agreement is intended to be a sale and absolute conveyance of ownership of the Assets, rather than the mere granting of a security interest to secure a borrowing. If, notwithstanding such expressed interest, any such transfer is deemed to be of a mere security interest to secure indebtedness, each Seller shall be deemed to have granted (and hereby grants to) the Trust Depositor and the Custodian, as agent for the Trust Depositor, a perfected first priority security interest in such Assets and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests provided for in this Agreement and in the order and priorities, and subject to the other terms and conditions of, the Sale and Servicing Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto. If such transfer is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure Trust Depositor's own obtainment of funds under the Sale and Servicing Agreement (to the extent that the conveyance of the Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (i) all or a portion of the Assets pledged to Trust Depositor and not released from the security interest of this Agreement at the time of such pledge and assignment, and (ii) all proceeds thereof. Such repledge and reassignment may be made by Trust Depositor with or without a repledge and reassignment by Trust Depositor of its rights under this Agreement, and without further notice to or acknowledgment from any Seller. Each Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against Trust Depositor or any assignee of Trust Depositor relating to such action by Trust Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.

      Section  8.14.  Sellers.   Notwithstanding   anything  contained  in  this
Agreement or any other Transaction Document to the contrary, as of the Closing Date, Bluegreen Corporation is the only "Seller" hereunder.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                          BLUEGREEN RECEIVABLES FINANCE
                          CORPORATION XI


                          By: __________________________________
                               Printed Name:  Allan J. Herz
                               Title:  President and Assistant Treasurer


                          BLUEGREEN CORPORATION


                          By: __________________________________
                               Printed Name:  Anthony M. Puleo
                               Title: Senior Vice President, Chief Financial
                                        Officer and Treasurer

              Signature Page to Sale and Contribution Agreement

                                   SCHEDULE I

Bluegreen Corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

State of Incorporation: Massachusetts

Organizational I.D. #:  030300793

                                    EXHIBIT A

                             FORM OF SALE ASSIGNMENT

      In accordance with the Sale and Contribution Agreement (the "Agreement") dated as of March 13, 2006 made by and between the undersigned and Bluegreen Receivables Finance Corporation XI, a Delaware corporation ("Trust Depositor"), the undersigned does hereby sell, transfer, assign, set over and otherwise absolutely convey to Trust Depositor all its right, title and interest in and to:

      (i) all Receivables specified on the List of Receivables delivered to the Facility Administrator and the Custodian, and all payments of interest and principal, other Collections thereon and monies received, due or to become due in payment of such Receivables after the related Cutoff Date;

      (ii) the Mortgages, if applicable, and any other instruments, documents and rights securing such Receivables, including all "Owner Beneficiary Rights" under the Club Trust Agreement in respect of such Receivables, if applicable, and all of the undersigned's rights or interest in all other property (personal or other), if any, the sale of which gave rise to the Receivables;

      (iii)the Receivables Files with respect to such Receivables;

      (iv) all payments made or to be made after the Cutoff Date with respect to such Receivables or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Receivables, if any, whether pursuant to the Contract related to such Receivable or otherwise made or to be made in respect of such Receivables after the related Cutoff Date;

      (v) all Insurance Proceeds with respect to any such Receivables, if applicable;

      (vi) the Trust Accounts and all Trust Account Property; and

      (viii) all income from and proceeds of the foregoing.

      This Assignment is made pursuant to and in reliance upon the representations and warranties on the part of the undersigned specified in
Article III of the Agreement without recourse, representation or warranty except as provided in the Agreement. Capitalized terms used in this Assignment and not defined shall have the same meanings as such terms would have if used in the Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ____ day of ___________, 2006.

                                     BLUEGREEN CORPORATION


                                     By:___________________________________
                                           Printed Name:___________________
                                           Title:__________________________


                                     Accepted:

                                     BLUEGREEN RECEIVABLES FINANCE
                                     CORPORATION XI

                                     By:___________________________________
                                           Printed Name:___________________
                                           Title:__________________________